UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 21, 2005

                          FIRST MONTAUK FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729

               NEW JERSEY                               22-1737915
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
                (Registrant's telephone number, including area code



CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02     TERMINATION OF MATERIAL DEFINITIVE AGREEMENTS

     On April 21, 2005, First Montauk Financial Corp. (the "Registrant") and its wholly-owned subsidiary, First Montauk Securities Corp., agreed to the termination of the Clearing Agreement between First Montauk Securities Corp. and Fiserv Securities, Inc., dated as of May 8, 2000 and amended as of February 1, 2001. In addition, as of April 21, 2005, the Registrant, First Montauk Securities Corp. and Fiserv Securities also agreed to the termination of that certain Financial Agreement, dated as of May 8, 2000 and amended as of February 1, 2001 and that certain Security Agreement, dated as of February 1, 2001. In connection with the termination of the Financial Agreement, the Registrant's contingent obligation to repay Fiserv any of the cash advances that were provided by Fiserv under the Financial Agreement and the early termination penalty have been canceled. Each of the termination agreements are effective as of April 21, 2005.

Item 8.01     OTHER EVENTS

     On April 21, 2005, the Registrant's wholly-owned subsidiary First Montauk Securities Corp. entered into a Clearing Agreement with National Financial Services, LLC ("NFS") to clear its brokerage business. The Clearing Agreement is effective as of April 21, 2005, subject to the approval of the New York Stock Exchange, and the Registrant expects that the conversion from its current clearing firm to NFS will be completed on or about May 20, 2005. The new clearing agreement has an initial term of eight years and will automatically renew for successive one year terms, unless either party provides a notice of termination prior to the expiration of the initial or any renewal term. In the event of an early termination of the clearing agreement, other than for a change in control of First Montauk, First Montauk Securities Corp. will pay NFS a termination fee of between $2,000,000 in the first year of the agreement and declining to $250,000 in the last year of the agreement, depending on when such early termination occurs.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit  Termination of Clearing Agreement dated April 21, 2005
               10.1 among First Montauk Financial Corp., First Montauk Securities Corp. and Fiserv Securities, Inc.


              Exhibit  Termination of Financial Agreement and Security Agreement
               10.2 dated April 21, 2005 among First Montauk Financial Corp., First Montauk Securities Corp. and Fiserv Securities, Inc.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST MONTAUK FINANCIAL CORP.


                                         By: /s/ Victor K. Kurylak
                                            -----------------------------------
                                            Name:  Victor K. Kurylak
                                            Title: Chief Executive Officer
                                            Date:  April 27, 2005

                                  EXHIBIT INDEX

    Exhibit     Description
    Number

     10.1 Termination Clearing Agreement dated April 21, 2005 among First Montauk Financial Corp., First Montauk Securities Corp. and Fiserv Securities, Inc.

     10.2 Termination of Financial Agreement and Security Agreement dated April 21, 2005 among First Montauk Financial Corp., First Montauk Securities Corp. and Fiserv Securities, Inc.